Great Elm Group, Inc. Conference Call Presentation Fiscal Fourth Quarter and Year Ended June 30, 2022 September 12, 2022 NASDAQ: GEG Exhibit 99.2

Disclaimer Statements in this press release that are “forward-looking” statements, including statements regarding expected growth, profitability, acquisition opportunities and outlook involve risks and uncertainties that may individually or collectively impact the matters described herein. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and represent Great Elm’s assumptions and expectations in light of currently available information. These statements involve risks, variables and uncertainties, and Great Elm’s actual performance results may differ from those projected, and any such differences may be material. For information on certain factors that could cause actual events or results to differ materially from Great Elm’s expectations, please see Great Elm’s filings with the SEC, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Additional information relating to Great Elm’s financial position and results of operations is also contained in Great Elm’s annual and quarterly reports filed with the SEC and available for download at its website www.greatelmgroup.com or at the SEC website www.sec.gov. Non-GAAP Financial Measures The SEC has adopted rules to regulate the use in filings with the SEC, and in public disclosures, of financial measures that are not in accordance with US GAAP, such as adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) and free cash flow. See the Appendix for important information regarding the use of non-GAAP financial measures and reconciliations of non-GAAP measures to their most directly comparable GAAP measures. This presentation does not constitute an offer of any securities for sale.

Business Strategy Growth Strategy Acquire management rights to permanent capital vehicles that utilize the expertise of our Board, management, and financial resources, including our NOLs Great Elm Capital Management, Inc. (“GECM”) SEC Registered Investment Advisor Investment Manager to Great Elm Capital Corp., a publicly traded BDC Investment Manager and Property Manager to Monomoy Properties REIT, LLC, a privately traded REIT Investment Management Great Elm Durable Medical Equipment (“DME”) Business Distributor of respiratory care equipment (CPAP, ventilators, oxygen) and sleep study services Services a large and growing segment of the population who suffer from sleep disorders Aging population, rising obesity rates and the prevalence of smoking are causative factors Operates in AK, AZ, KS, IA, MO, NE, OR, WA Approximately 350 employees Operating Companies Business Operating Units Focus on driving asset growth in GECC and Monomoy Increase AUM through new fund launches, capital market financings and private fundraising initiative Leverage the existing team and infrastructure to generate incremental free cash flow

Fiscal 2022 Annual Highlights

Fiscal 2022 Annual Highlights As of June 30, 2022, approximately $821 million of net operating loss (NOL) carryforwards for Federal income tax purposes Great Elm grew revenue by 12% year-over-year In June 2022, the company issued $27 million in aggregate principal amount of 7.25% Notes due 2027 Consolidated DME grew revenue by 10% year-over-year 37%Adjusted EBIDTDA growth year-over-year normalized for government stimulus In August 2021, the company completed the acquisition of MedOne Healthcare Operating Companies GECM acquired the investment management agreement for Monomoy Properties REIT on May 5, 2022 GECC grew AUM year-over-year In June 2022, GECC raised $37.5 million of new equity capital upon completion of its rights offering IM Strong Year-over-Year Revenue Growth

Consolidated Summary Financials: By Quarter (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix.

Consolidated Summary Financials: Year-Over-Year (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix.

AUM Growth High Margins Scalable Model Free Cash Flow AUM GROWTH Grow GECC’s and Monomoy’s AUM through issuances of additional debt and equity, resulting in an increase in fee revenue Grow the Investment Management business by leveraging the existing team to launch additional vehicles HIGH MARGINS Given the largely fixed cost nature of the Investment Management business, we expect adjusted EBITDA margins to increase as our AUM increases and the business scales SCALABLE MODEL Infrastructure in place to support growth in AUM and new investment vehicles Investment team in place to support growth in AUM FREE CASH FLOW Growth in AUM in the Investment Management business coupled with its high margins and scalable business model could result in operating leverage and, thus, the potential for growth in adjusted EBITDA and free cash flow Investment Management: A Scalable, High Margin Business

In fiscal 4Q22, Investment Management generated $1.5 million of revenue, a $1.8 million net loss and ($0.1) Adjusted EBITDA1 Year over year revenue growth driven by an increase in the average assets on which management fees are calculated Increased revenue was more than offset by higher selling, general and administrative expenses due to an increase in allocated payroll costs, bonus accruals and consulting fees (1) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix. Investment Management Monomoy Properties is a private real estate investment trust 114-property portfolio of diversified net leased industrial assets $358 million of gross real estate at fair value Quarterly Highlight Great Elm Capital Management, Inc., a subsidiary of GEG, acquired the investment management agreement for Monomoy Properties REIT on May 5, 2022 Monomoy’s diversified portfolio of industrial properties is poised for sustainable growth reflecting the REIT’s differentiated positioning, secular market shifts, and strong tenant relationships

Investment Management: By Quarter (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix. (3) We define leveraged free cash flow, a non-GAAP financial measure, as Adjusted EBITDA less capital expense, interest expense, and scheduled principal payments.

Investment Management: Year-Over-Year (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix. (3) We define leveraged free cash flow, a non-GAAP financial measure, as Adjusted EBITDA less capital expense, interest expense, and scheduled principal payments.

In fiscal 4Q22, DME generated $16.5 million of revenue, a $0.2 million net loss and $3.6 million of Adjusted EBITDA1 Revenue increased due to continued organic growth in resupply sales and contributions from the AMPM and MedOne acquisitions These acquisitions expand DME's geographic reach and achieve synergies through operational integration initiatives 37% Adjusted EBITDA growth year-over-year normalized for government stimulus Normalized for employee retention payroll tax credits claimed under the CARES Act in the prior year period, Adjusted EBITDA increased by $1.6 million. Operations benefitted from higher sales in part due to the strengthening of our Midwest business in Kansas and Missouri as a result of our AMPM acquisition, as well as lower operating cost due to a continued focus on prudent expense management. For the full year ended June 30, 2022, DME generated total revenue, net income and Adjusted EBITDA1 of $63.5 million, ($3.8) million and $13.8 million, respectively, compared to $57.6 million, ($2.5) million and $12.4 million in the prior 12-month period ended June 30, 2021. Normalized to remove CARES Act stimulus, Adjusted EBITDA increased $3.7 million or 37% year over year. (1) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix Operating Companies: DME – Operating Highlights

Operating Companies: DME – By Quarter (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix. (3) We define leveraged free cash flow, a non-GAAP financial measure, as Adjusted EBITDA less capital expense, interest expense, and scheduled principal payments.

Operating Companies: DME – Year-Over-Year (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix. (3) We define leveraged free cash flow, a non-GAAP financial measure, as Adjusted EBITDA less capital expense, interest expense, and scheduled principal payments.

General Corporate: By Quarter (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix. (3) We define leveraged free cash flow, a non-GAAP financial measure, as Adjusted EBITDA less capital expense, interest expense, and scheduled principal payments.

General Corporate: Year-Over-Year (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix. (3) We define leveraged free cash flow, a non-GAAP financial measure, as Adjusted EBITDA less capital expense, interest expense, and scheduled principal payments.

Financial Review: 4Q22 Consolidating Balance Sheets (Unaudited) (1) Intercompany balances, including intercompany borrowings and GEG investments in subsidiaries. All intercompany balances eliminate in consolidation.

(1) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix. Financial Review: 4Q22 Consolidating Income Statement (Unaudited)

(1) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix. Financial Review: 2022 Consolidating Income Statement (Unaudited)

Employee Share Ownership Significant Alignment of Interest Director Share Ownership Employees of GEG/Great Elm Capital Management, Inc. (“GECM”) collectively own approximately 1.9 million shares of GEG, representing approximately 7% of GEG’s outstanding shares1 The directors of GEG beneficially own approximately 5.2 million shares of GEG in the aggregate, representing approximately 20% of GEG’s outstanding shares When combined, insider ownership totals approximately 27% of the outstanding shares We believe this level of insider ownership results in a significant and long-term alignment of interest between the shareholders and the insiders of GEG Employee Share Ownership Significant Alignment of Interest Employees of GEG collectively own approximately 1.9 million shares of GEG, representing approximately 6% of GEG’s outstanding shares The directors of GEG beneficially own approximately 10.0 million shares of GEG in the aggregate, representing approximately 34% (including funds under management) of GEG’s outstanding shares When combined, insider ownership totals approximately 40% of the outstanding shares We believe this level of insider ownership results in a significant and long-term alignment of interest between the shareholders and the insiders of GEG Strong Shareholder Alignment (1) This includes shares issued under restricted stock awards that are subject to service vesting and is based on the share count pro forma for the vesting of said restricted shares.

Appendix

Appendix: Non-GAAP Reconciliation (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Transaction and integration related costs include costs to acquire and integrate acquired businesses. (3) Please refer to the disclaimers on slide 2.

Appendix: Non-GAAP Reconciliation (cont.): Prior Year Period (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Transaction and integration related costs include costs to acquire and integrate acquired businesses. (3) Please refer to the disclaimers on slide 2.

Appendix: Non-GAAP Reconciliation (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Transaction and integration related costs include costs to acquire and integrate acquired businesses. (3) Please refer to the disclaimers on slide 2.

Appendix: Non-GAAP Reconciliation (cont.): Prior Year Period (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Transaction and integration related costs include costs to acquire and integrate acquired businesses. (3) Please refer to the disclaimers on slide 2.

Investor Relations Contact: Michael Kim investorrelations@greatelmcap.com Appendix: Contact Information